SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 23, 2011

BioTime, Inc.
(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1301 Harbor Bay Parkway
Alameda, California 94502
(Address of principal executive offices)

(510) 521-3390
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in this Report that are not historical facts may constitute forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those discussed.  Such risks and uncertainties include but are not limited to those discussed in this report and in BioTime's other reports filed with the Securities and Exchange Commission. Words such as “expects,” “may,” “will,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions identify forward-looking statements.

Section 5 – Corporate Governance and Management

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Our annual meeting of shareholders was held on June 23, 2011.  At the meeting our shareholders elected seven directors to serve until the next annual meeting and until their successors are duly elected and qualified.  Our shareholders also ratified the Board of Directors’ selection of Rothstein, Kass & Company, P.C. as our independent registered public accountants to audit our financial statements for the current fiscal year.  Our shareholders also cast advisory votes on executive compensation and on the frequency of future advisory votes on executive compensation.

There were 48,799,326 BioTime common shares outstanding as of April 26, 2011 entitled to vote at the meeting, and 40,547,829 shares, or 83.09%, represented at the meeting, either in person or by proxy. The following tables show the votes cast by our shareholders and any abstentions with respect to the matters presented to shareholders for a vote at the meeting.  Information is also provided as to broker non-votes.  A “broker non-vote” occurs when a shareholder whose shares are held in “street name” in a brokerage account or similar account does not instruct the shareholder’s broker or other nominee in whose name the shares are registered how to vote on a matter as to which brokers and nominees are not permitted to vote without instructions from their client.  Brokers are not permitted under applicable rules of the New York Stock Exchange and the NYSE Amex to vote in the election of directors, on the advisory vote on executive compensation, or on the advisory vote on the frequency of the advisory vote on executive compensation.

Election of Directors

Each of the following directors was elected by the following vote:

Nominee	Votes For	Votes Withheld
Neal C. Bradsher	27,772,365	166,847
Arnold I. Burns	27,759,640	179,572
Abraham E. Cohen	27,762,979	176,233
Alfred D. Kingsley	27,779,690	159,522
Pedro Lichtinger	27,794,346	144,866
Judith Segall	27,784,007	155,205
Michael D. West	27,789,339	149,873

In addition, there were 12,608,617 broker non-votes with respect to the election of directors.

Ratification of Appointment of Independent Auditors

The appointment of Rothstein, Kass & Company, P.C. as our independent registered public accountants for the fiscal year ending December 31, 2011 was ratified by the following vote:

Shares Voted
For	40,402,079
Against	99,788
Abstain	45,962

There were no broker non-votes on this matter.

Advisory Vote on Executive Compensation

The shareholders approved, on an advisory basis, the compensation of our named executive officers by the following vote:

Shares Voted
For	27,676,789
Against	192,831
Abstain	69,592

In addition, there were 12,608,617 broker non-votes on this matter.

Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation

The results of the non-binding advisory vote on the frequency of the advisory vote on executive compensation were as follows:

Shares Voted
Every year	2,077,427
Every two years	9,116,994
Every three years	9,303,545
Abstain	6,284,941

In addition there were 13,764,922 broker non-votes on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: June 28, 2011	By /s/ Robert W. Peabody
Senior Vice President,
Chief Operating Officer,
and Chief Financial Officer

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